Exhibit 10.20

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

AMENDMENT TO TERMINALING SERVICES AGREEMENT

(November 1, 2015)

This Amendment to Terminaling Services Agreement is made as of the 1st day of November, 2015 between Center Point Terminal Company, LLC, a Delaware limited liability company (“Terminal”), and Apex Oil Company, Inc., a Missouri corporation (“Customer”).

RECITALS

A.          Terminal and Customer are party to that certain Terminaling Services Agreement dated August 14, 2013, as amended (collectively, the “Agreement”), which Agreement provides for the storage and handling of various petroleum products as specified therein at the Terminal Facilities.

B.          Terminal and Customer desire to amend the Agreement pursuant to the terms and conditions contained herein.

AGREEMENT

In consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties by their execution hereof), the parties agree as follows:

1.           Definitions. All capitalized terms not otherwise expressly defined herein shall have the respective meanings given thereto in the Agreement.

2.           Amendments.

2.1.           Additive and Ancillary Fees. Schedule C of the Agreement shall be amended to reflect the increase in the cold flow additive fee at the denoted Terminal Facilities as shown on the Amended Schedule C attached hereto and incorporated herein by this reference.

3.           No Other Modifications. Nothing contained herein in any way impairs the Agreement or alters, waives, annuls, varies or affects any provision, condition or covenant therein, except as specifically set forth in this Amendment to the Agreement. All other terms and provisions of the Agreement remain in full force and effect.

[Signature Page Immediately Follows]

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

CENTER POINT TERMINAL COMPANY, LLC

By:	/s/ Ken Fenton
Name: Ken Fenton
Title: Executive Vice President

APEX OIL COMPANY, INC.

By:	/s/ Jeff Call
Name: Jeff Call
Title: President

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

AMENDED SCHEDULE C

(Effective as of November 1, 2015)

STORAGE RATES PER BARREL*

	Albany		Baltimore		Blakeley Is		Chesapeake		Gates		Glenmont		Greensboro		Jacksonville		Newark		Salisbury
Storage Rates/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Biodiesel Storage Rates/bbl																	$	[**]
Asphalt Storage Rates/bbl							$	[**]

ADDITIVE & ANCILLARY SERVICE FEES*

	Albany		Baltimore		Blakeley Is		Chesapeake		Gates		Glenmont		Greensboro		Jacksonville		Newark		Salisbury
Generic Gas Additive/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Proprietary Gas Additive/bbl		N/A		N/A		N/A		N/A		N/A		N/A		N/A		N/A		N/A		N/A
Ethanol Blending/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Biodiesel Blending/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Gasoline Blendstocks/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Red Dye Injection/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Lubricity Additive/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Cold Flow Additive/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]		N/A	$	[**]	$	[**]	$	[**]
Octane Booster Blending/bbl	$	[**]		N/A		N/A		N/A		N/A		N/A		N/A		N/A		N/A		N/A
Rail Car Unloading/bbl	$	[**]		N/A		N/A	$	[**]		N/A		N/A		N/A	$	[**]		N/A		N/A
Barge Imports/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Barge Exports/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Pipeline Service Fee/month	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Pipeline Throughput Fee/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Truck Unloading Fee/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Asphalt Heating Charge								at cost

* Subject to adjustment as provided in Section 4.6.

This Amended Schedule C reflects all revisions to the Agreement as of November 1, 2015.